SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 12, 2002

3COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Bayfront Plaza

Santa Clara, CA

95052
(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 326-5000

(Former name or former address, if changed since last report)

Item 5.    Other Events

                On November 12, 2002, 3Com Corporation issued a press release regarding the resolution of certain patent infringement lawsuits between 3Com and Xircom.  The press release is filed as an exhibit to this current report and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed herewith:

	99.1	Text of Press Release, dated November 12, 2002, titled “3Com and Xircom, an Intel Company, Settle Patent Infringement Suits.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: November 13, 2002	By:	/s/ Mark Slaven
Mark Slaven
Senior Vice President, Finance and Planning, and Chief Financial Officer

EXHIBIT INDEX

99.1	Text of Press Release, dated November 12, 2002, titled “3Com and Xircom, an Intel Company, Settle Patent Infringement Suits.”